SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                           INTERLEUKIN GENETICS, INC.
                (Name of Registrant as Specified in its Charter)

                           INTERLEUKIN GENETICS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Fee paid previously with preliminary materials: N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: N/A
      2)    Form, Schedule or Registration Statement No.: N/A
      3)    Filing Party: N/A
      4)    Date Filed: N/A
      5)    Total fee paid: N/A

                           INTERLEUKIN GENETICS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Interleukin Genetics, Inc. (the "Company") will be held on Monday, June 5, 2000, at 10:00 a.m., Central Time, at the Company's executive offices, located at 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216, for the following purposes:

                  (1) To elect five (5) directors;

                  (2) To effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger providing for the Company to merge into a wholly owned Delaware subsidiary;

                  (3) To approve the establishment of a classified Board of Directors of the Company when the change in its state of incorporation, proposed above, occurs;

                  (4) To ratify the adoption of the Company's 2000 Employee Stock Compensation Plan;

                  (5) To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000; and

                  (6) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

         Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

         The Board of Directors of the Company has fixed the close of business on April 28, 2000, as the record date for determining shareholders entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be maintained at the Company's principal executive offices during ordinary business hours for a period of ten (10) days prior to the meeting. The list will be open to the examination of any shareholder for any purpose germane to the meeting during this time. The list will also be produced at the time and place of the meeting and will be open during the whole time thereof.

                                             By Order of the Board of Directors,


                                             Philip R. Reilly
                                             CHAIRMAN OF THE BOARD AND CHIEF
                                               EXECUTIVE OFFICER

San Antonio, Texas
May 3, 2000

                                    IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           INTERLEUKIN GENETICS, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2000

GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy are furnished to the shareholders of Interleukin Genetics, Inc., a Texas corporation (the "Company" or "ILGN"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held on June 5, 2000, at 10:00 a.m., Central Time, at the Company's executive offices, located at 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Properly executed proxies received in time for the Meeting will be voted.

         The securities of the Company entitled to vote at the Annual Meeting consist of shares of common stock, no par value ("Common Stock"). At the close of business on April 28, 2000 (the "Record Date"), there were outstanding and entitled to vote ___________ shares of Common Stock. The holders of record of Common Stock on the Record Date will be entitled to one vote per share. The Company's Articles of Incorporation do not permit cumulative voting in the election of directors.

         The Annual Report to Shareholders for the year ended December 31, 1999, has been or is being furnished with this Proxy Statement, which is being mailed on or about May 3, 2000, to the holders of record of Common Stock on the Record Date. The Annual Report to Shareholders does not constitute a part of the proxy materials.

VOTING AND PROXY PROCEDURES

         Properly executed proxies received in time for the Meeting will be voted. Shareholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the election of the five nominees for director named herein, FOR the proposal to effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger (the "Merger Agreement") providing for the Company to merge into a wholly owned Delaware subsidiary; FOR the establishment of a classified Board of Directors of the Company when the change in its state of incorporation, proposed above, occurs; FOR the adoption of the Company's 2000 Equity Incentive Plan; and FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000. At the date of this Proxy Statement, management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Shareholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216.

         The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Approval of the Merger Agreement and the establishment of a classified Board of Directors requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. The adoption of the Company's 2000 Employee Stock Compensation Plan and the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000 requires the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against the proposals to reincorporate and establish a classified Board of Directors. Any unvoted position in a brokerage account or "broker non-votes," will be considered as not voted and will not be counted toward fulfillment of quorum requirements. The holders of Common Stock have no appraisal or similar rights with respect to any matter scheduled to be voted on at the Annual Meeting.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                            OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth as of March 31, 2000, certain information with respect to the Company's Common Stock beneficially owned by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, each of its directors, each person named in the Summary Compensation Table and by all its directors and executive officers as a group. Such persons have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

                                                      AMOUNT
                                                    AND NATURE
                                                  OF BENEFICIAL
  NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNERSHIP      PERCENT(2)
  ---------------------------------------         -------------    ----------
Stephen Garafalo.................................     1,440,967      7.91%
6 Teal Court
New City, NY 10956

MSSI LLC.........................................     1,383,500      7.69%
299 Park Avenue
New York, NY  10771

Gary L. Crocker(3)...............................     1,225,000      6.81%
Kenneth S. Kornman(4)............................     1,075,725      5.98%
Paul J. White (5)................................       993,701      5.52%
134 E. Hermosa Drive
San Antonio, Texas 78212
Michael G. Newman(6).............................       972,723      5.41%
12218 Montana Ave., #303
Brentwood, CA  90049
Edward M. Blair, Jr.(7)..........................       445,000      2.47%
U. Spencer Allen(8)..............................       348,072      1.93%
Philip R. Reilly(9)..............................       167,898      0.93%
Thomas A. Moore(10)..............................       126,387      0.70%

All executive officers and directors as a group
  (six persons, including the executive officers
  and directors listed above)(11)................     3,388,082     18.83%

--------------------
* Represents less than 1% of the issued and outstanding shares of Common Stock.

(1) Except as otherwise noted, the street address of the named beneficial owner is 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216.

(2) Based on a total of 17,988,686 shares of Common Stock issued and outstanding on March 31, 2000.

(3) Includes 25,000 shares of Common Stock issuable pursuant to options held by Mr. Crocker.

(4) Includes 918,723 shares of Common Stock held by a limited partnership of which Dr. Kornman is a general partner. As such, Dr. Kornman may be deemed the beneficial owner of such shares. Dr. Kornman disclaims beneficial ownership of such shares. Includes 59,552 shares of Common Stock issuable pursuant to options held by Dr. Kornman and 20,000 shares of Common Stock issuable pursuant to warrants held by Dr. Kornman.

(5) Includes 929,701 shares of Common Stock held in trusts, some of which Mr. White is a trustee, and as such may be deemed the beneficial owner of such shares. Mr. White disclaims beneficial ownership of such shares. Includes 44,478 shares of Common Stock issuable pursuant to options held by Mr. White and 20,000 shares of Common Stock issuable pursuant to warrants held by Mr. White.

(6) Includes 756,723 shares of Common Stock held in a trust of which Dr. Newman is a trustee, and 196,000 shares held by limited partnership of which Dr. Newman is a general partner. As such, Dr. Newman may be deemed beneficial owner of such shares. Dr. Newman disclaims beneficial ownership of such shares. Includes 20,000 shares of Common Stock issuable pursuant to warrants held by Dr. Newman.

(7) Includes 100,000 shares of Common Stock held in trusts, of which Mr. Blair is a co-trustee, and as such may be deemed the beneficial owner of such shares. Mr. Blair disclaims beneficial ownership of these shares. Includes 25,000 shares of Common Stock issuable pursuant to options held by Mr. Blair.

(8) Includes 7000 shares of Common Stock held by Mr. Allen's spouse. Mr. Allen disclaims beneficial ownership of such shares. Includes 130,110 shares of Common Stock issuable pursuant to options held by Mr. Allen and 10,000 shares of Common Stock issuable pursuant to warrants held by Mr. Allen.

(9) Includes 55,833 shares of Common Stock issuable pursuant to options held by Mr. Moore and 15,000 shares of Common Stock issuable pursuant to warrants held by Mr. Moore.

(10) Includes 136,898 shares of Common Stock issuable pursuant to options held by Dr. Reilly.

(11) Includes 100,000 shares of Common Stock held in trusts of which an executive officer or director is a co-trustee, 918,723 shares of Common Stock held by limited partnerships of which an executive officer or director is a general partner, 432,393 shares of Common Stock issuable pursuant to options, 45,000 shares of Common Stock issuable pursuant to warrants and 7,000 shares of Common Stock held by Mr. Allen's spouse.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

         Five directors (constituting the entire Board) are to be elected at the Annual Meeting. All of the nominees named below are now directors of the Company. All nominees have consented to be named and have indicated their intent to serve if elected.

                                    NOMINEES

                                                                   SERVED AS A
NAME                 AGE  POSITIONS AND OFFICES WITH THE COMPANY  DIRECTOR SINCE
----                 ---  --------------------------------------  --------------
Philip R. Reilly      52  Chairman of the Board of Directors and       1998
                          Chief Executive Officer
Kenneth S. Kornman    52  President, Chief Scientific Officer and
                          Director                                     1986
Thomas A. Moore       49  Director                                     1997
Edward M. Blair, Jr.  57  Director                                     1999
Gary L. Crocker       48  Director                                     1999

         Biographical information on the nominees is set forth below under "Further Information -- Board of Directors and Executive Officers."

         It is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees. Management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

         The enclosed form of proxy provides a means for the holders of Common Stock to vote for each of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all nominees. Each properly executed proxy received in time for the Meeting will be voted as specified therein, or if a shareholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above. The director nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is managed under the direction of its Board of Directors. The Company's Board of Directors has established two standing committees: Audit and Compensation.

         The Audit Committee recommends to the Board of Directors the engagement of the independent auditors and reviews the independence of the auditors and the scope and results of the Company's procedures for the adequacy of its system of internal accounting controls. The Audit Committee consists of two non-employee directors: Thomas A. Moore and Edward M. Blair, Jr.

         The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to directors and officers of the Company and makes recommendations to the Board of Directors regarding stock option grants under the Company's 1996 Equity Incentive Plan (the "Incentive Plan"). The Compensation Committee consists of two non-employee directors:
Thomas A. Moore and Gary L. Crocker.

MEETINGS OF THE BOARD OF DIRECTORS

         During 1999, the Board of Directors met 6 times and took action by unanimous written consent on 10 occasions. The Compensation Committee met 2 times during 1999 and the Audit Committee met once during 1999. Each of the directors of the Company attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which he was a member.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company receive $500 in cash compensation for each meeting of the Board of Directors attended in person and 25,000 stock options each year.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
             OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

PROPOSAL 2: TO EFFECT A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY.

GENERAL

         The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Texas to Delaware (the "Reincorporation") subject to approval and adoption by the Shareholders of the Merger Agreement in the form of Appendix A to this Proxy Statement. After the shareholders have approved the proposed Merger Agreement, the Company will be merged into a newly organized, wholly-owned Delaware subsidiary of the Company that will be the surviving corporation ("ILGN-Delaware"). ILGN-Delaware currently has no operations. SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING EACH RELATED EXHIBIT AND APPENDIX REFERENCED IN THIS SECTION AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION.

         The Reincorporation will not result in any material change in the name, business, assets or financial position of the Company or in the persons who constitute the Board of Directors or management. Upon the Effective Date (as defined in the Merger Agreement) of the merger (i) the legal existence of the Company as a separate corporation will cease; (ii) ILGN-Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (iii) each outstanding share of the Company's Common Stock will automatically be converted into one share of Common Stock, $.001 par value per share, of ILGN-Delaware (the "ILGN-Delaware Common Stock"). Outstanding options and warrants to purchase the Company's Common Stock will automatically be converted into options and warrants to purchase ILGN-Delaware Common Stock. The terms of the Reincorporation are more particularly described in the Merger Agreement attached to this Proxy Statement as Appendix A and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

         Following the Effective Date, certificates representing shares of the Company's Common Stock will be deemed to represent an equal number of shares of ILGN-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF THE COMPANY'S COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING ILGN-DELAWARE COMMON STOCK. The Common Stock of the Company will continue to be traded on the Nasdaq SmallCap Market and on the Boston Stock Exchange, both of which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

         The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Texas, which filings are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the Board of Directors of the Company and ILGN- Delaware any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the Effective Date, provided that any amendment made subsequent to shareholder approval may not alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Company, alter or change any term of the Certificate of Incorporation of ILGN-Delaware or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of the Company's Common Stock.

         After the Effective Date, the Certificate of Incorporation of ILGN-Delaware, the form of which is attached to this Proxy Statement as Appendix B (the "Certificate of Incorporation"), and Bylaws of ILGN-Delaware, the form of which is attached to this Proxy Statement as Appendix C, will govern the surviving corporation. Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "Certain Changes in the Rights of Shareholders."

SECURITIES ACT CONSEQUENCES

         After the Reincorporation, ILGN-Delaware will be a publicly held company, ILGN-Delaware's Common Stock is expected to be quoted on the Nasdaq SmallCap Market, and ILGN-Delaware will have the same periodic reporting obligations and make the same information available to its shareholders as the Company has in the past. The shares of ILGN-Delaware to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption with respect to a merger which has as its sole purpose a change in the domicile of the corporation. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of ILGN-Delaware. Shareholders holding restricted securities of ILGN-Delaware will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the shareholders will be deemed to have acquired their shares in ILGN-Delaware on the date they acquired their shares in the Company. In summary, ILGN-Delaware and its stockholders will be in the same respective position under the federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES

         Based on the advice of counsel, the Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, ILGN-Delaware or the shareholders of the Company who receive ILGN-Delaware Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of ILGN-Delaware Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the adjusted tax basis of the Company Common Stock converted into such ILGN-Delaware Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the ILGN-Delaware Common Stock which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such ILGN-Delaware Common Stock.

         State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.

EFFECT ON CURRENT MARKET VALUE OF COMPANY'S COMMON STOCK

         The Company does not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of Common Stock of ILGN-Delaware would cause the market value of the Common Stock of ILGN-Delaware following the Reincorporation to be different from the present market value of the outstanding shares of the Common Stock of the Company.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION

         The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "Certain Changes in the Rights of Shareholders" below.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS

         After the Reincorporation, the shareholders of the Company, a Texas corporation, will become stockholders of ILGN-Delaware, a Delaware corporation. Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter and bylaws of the Company and those of ILGN-Delaware are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

         THE DELAWARE BUSINESS COMBINATIONS STATUTE. The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company or the aggregate market value of all the outstanding stock of the Corporation, and certain transactions that would increase the interested stockholder's proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock. The following transactions are excepted from this three-year prohibition:

         o where the company's board of directors, prior to the date the interested stockholder becomes an interested stockholder, approves the acquisition;

         o if, upon consummation of the transaction that made a person an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the this calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         o if the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the outstanding voting stock of the disinterested stockholders at an annual or special meeting.

         If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to ILGN- Delaware. The Company is currently subject to the Texas Business Combination Law, which also prohibits certain transactions with "affiliated shareholders" for a three year period after the acquisition. Under the Texas Business Combination Law, an affiliated shareholder is one owning 20% or more of the Company's outstanding voting shares (rather than 15% under Delaware law). Thus, under the Delaware Business Corporation Statute, stockholders owning 15% of ILGN-Delaware's Common Stock (or in certain cases an even smaller percentage) might be able to block certain transactions, which is a smaller percentage than is currently the case under Texas law. The application of either statute could make it more difficult or discourage a tender offer or the completion of a "second step" merger by a holder of a substantial block stock, irrespective of whether such action might be perceived by stockholders holding a majority of Common Stock to be beneficial.

         The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board of Directors or by stockholders owning 15% of ILGN-Delaware's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of ILGN-Delaware's Common Stock. To the extent that the Board of Directors' disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board of Directors and current management may be strengthened, thereby assisting those persons in retaining their positions.

         However, the Board of Directors believes on balance that becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the board of directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders. The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has concluded that the adverse effects are outweighed by the protection which this statute will afford the Company and its stockholders.

         RIGHT TO CALL SHAREHOLDER MEETINGS. Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation provide for a number of shares greater than 50% that would be required to call a special meeting. The Company's Articles of Incorporation require that a special shareholders' meeting be called by the holders of 50% of the outstanding shares of stock entitled to vote at the proposed special meeting. Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of ILGN-Delaware do not provide for the call for a special stockholders meeting by anyone other than the Board of Directors.

         RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS. Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provides otherwise, approval of the holders of at least two- thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. The Company's current Articles of Incorporation requires approval of the holders of a majority of all outstanding shares to approve a merger, and the ILGN-Delaware Certificate of Incorporation does not alter the Delaware statutory rules described above. Unless the articles of incorporation provides otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if: (i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and
(vi) the board of directors of the corporation adopts a resolution approving the plan of merger. Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where; (x) the agreement of merger does not amend in any respect the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

         SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. ILGN-Delaware's Certificate of Incorporation does not so provide.

         APPRAISAL RIGHTS. Generally, under both Texas and Delaware law, shareholders of securities which are listed, or authorized for listing upon an official notice of issuance on a national securities exchange or the Nasdaq Stock Market do not have appraisal rights. However, Texas and Delaware law differ with respect to the events which trigger appraisal rights. Shareholders of Texas corporations have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Shareholders of Delaware corporations have appraisal rights in consolidations and mergers only. Since the Company's Common Stock trades on the Nasdaq SmallCap Market, shareholders have no appraisal rights with respect to the Merger or the Reincorporation.

         SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING. Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of the shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted. The Company's Articles of Incorporation does not address the use of written consents in lieu of a meeting with respect to any action subject to shareholder approval. As a result, the taking of any such action without a meeting requires the unanimous written consent of all of the Company's shareholders entitled to vote thereon. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorized or take such action at a meeting of the stockholders. ILGN-Delaware's Certificate of Incorporation achieves the same result under Delaware law as the Company's Articles of Incorporation achieve under Texas law by providing that stockholders cannot, by less than unanimous written consent, take action without a meeting of stockholders.

         PROCEDURES FOR FILLING VACANT DIRECTORSHIPS. Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies or newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The Certificate of Incorporation and Bylaws of ILGN-Delaware require the affirmative vote of not less than two-thirds of the remaining directors then in office, even though less than a quorum, to fill vacancies or newly created directorships.

         VOTING BY PROXY. Under Texas and Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. However, unless otherwise provided in the proxy, under Delaware law a proxy is valid for three years from its date, while a proxy under Texas law is only valid for eleven (11) months from its date.

         CHARTER AMENDMENTS. Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation. The Articles of Incorporation of the Company requires approval of the holders of a majority of the outstanding shares to amend the Articles of Incorporation. Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. The Certificate of Incorporation of ILGN-Delaware does not provide for any such greater number.

         BYLAW AMENDMENTS. Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserves this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. The Company's Articles of Incorporation does not restrict the ability of the Board of Directors to amend, repeal or adopt bylaws, and the Company's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board of Directors to amend or repeal such bylaw. Similarly, under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's Certificate of Incorporation so provides. ILGN-Delaware's Certificate of Incorporation provides that its Bylaws may be amended, repealed or adopted by the Board of Directors. Under Delaware law, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of ILGN-Delaware will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

         CLASS VOTING. Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation, a merger or consolidation requiring the shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares. The Company and ILGN-Delaware currently only have one class of stock.

         REMOVAL OF DIRECTORS. A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws. The Company's Bylaws provide that directors may be removed, with cause, by the vote of a majority of the shares entitled to vote thereon. Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e. elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; or
(ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of ILGN- Delaware specifically prohibits cumulative voting. The Certificate of Incorporation of ILGN-Delaware provides that the Board of Directors will consist of three classes of directors, with each class to consist of as nearly an equal number of directors as possible and with each class of directors coming up for election by the stockholders every three years. See Proposal Three for a full explanation of the classified Board of Directors. Assuming approval of the proposal for a classified Board of Directors, directors of ILGN-Delaware may only be removed for cause. The Certificate of Incorporation of ILGN-Delaware does not provide for a supermajority vote for removal of directors, but provides that the provision for the staggered board may not be amended except by a two-thirds vote of the stockholders.

         INSPECTION OF BOOKS AND RECORDS. Under Texas law, a shareholder may, for a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand. Under Delaware law, any shareholder may inspect the corporation's books and records for a proper purpose.

         DISTRIBUTIONS AND DIVIDENDS. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its share), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board.

         Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus(defined similarly to Texas law) or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, provided there remains in the stated capital account an amount equal to the par value of any shares having a distribution preference.

         STOCK REDEMPTION AND REPURCHASE. As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

         SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

         Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and attorneys' fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceedings, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner in or not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the Delaware General Corporation Law (the "DGCL") provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

         The Certificate of Incorporation of ILGN-Delaware provides for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law, unless the non-interested directors determine that the person seeking indemnification did not meet the standards set forth above. The Certificate of Incorporation of ILGN-Delaware permits indemnification of other persons to the extent authorized from time to time by the Board of Directors. The right to indemnification is a contract right and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided that the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified for such expenses. The Company's Articles of Incorporation provides for substantially similar rights to indemnification as will the Certificate of Incorporation of ILGN-Delaware.

         ADVANCEMENT OF EXPENSES. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

         Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

         PROCEDURE FOR INDEMNIFICATION. Texas law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not party to the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not party to the proceeding; (iii) by special legal counsel selected by the board of directors or a committee thereof or, if a quorum cannot be obtained, by majority vote of all directors; or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding.

         Delaware law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct by independent legal counsel in a written opinion; or (iv) by stockholder vote.

         MANDATORY INDEMNIFICATION. Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

         INSURANCE. Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement. The Company currently maintains director and officer liability insurance.

         PERSONS COVERED. The provisions of Texas and Delaware law relating to indemnification of officers, employees and agents are similar.

         SHAREHOLDER REPORT. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

LIMITED LIABILITY OF DIRECTORS

           Texas law permits a corporation to have a provision in its articles of incorporation eliminating or limiting the monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director.

         Delaware law similarly permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for:
(i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption. The Articles of Incorporation of the Company and the Certificate of Incorporation of ILGN-Delaware both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

ILGN-DELAWARE CERTIFICATE OF INCORPORATION

         Set forth below is a description of certain provisions in the ILGN-Delaware Certificate of Incorporation. Such description is intended as a summary only and is qualified in its entirety by reference to the ILGN-Delaware Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B.

         The number of shares of authorized capital stock of ILGN-Delaware will be the same as that of the Company on the Effective Date. Holders of ILGN-Delaware's Common Stock will be entitled to one vote per share on matters voted upon by the stockholders. The holders of ILGN-Delaware's Common Stock will be entitled to receive dividends when and as declared by the Board of Directors, in its discretion, from funds legally available therefor.

         Like the Company's Common Stock, the ILGN-Delaware Common Stock will have no preemptive rights and no subscription, redemption or conversion privileges. The Common Stock of ILGN-Delaware will also have no cumulative voting rights, which means that holders of a majority of shares voting for the election of directors can elect all members of the Board of Directors. A majority vote of the shares present in person or represented by proxy is also generally sufficient for actions that require the vote or concurrence of stockholders, except as otherwise required by Delaware law for certain extraordinary transactions. Upon consummation of the Reincorporation, all of the shares of ILGN-Delaware Common Stock issued in exchange for the Company's Common Stock will be fully paid and nonassessable. Such shares will not be redeemable or subject to further calls or assessments.

         The transfer agent and registrar for the Common Stock of ILGN-Delaware will be U.S. Stock Transfer Corporation.

         The preferred stock of ILGN-Delaware, like that of the Company, will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions thereof in substantially the same manner as currently provided with respect to the preferred stock of the Company.

NO RIGHT OF SHAREHOLDERS TO DISSENT

         Under Article 5.11 of the Texas Business Corporation Act, the holders of Common Stock of the Company do not have the right to dissent from the Reincorporation because such shares are listed on the Nasdaq Stock Market.

VOTE REQUIRED FOR REINCORPORATION

         Approval of the Reincorporation, including the Merger Agreement, will require the affirmative vote of the holders of at least a majority of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal. As of March 31, 2000, the executive officers and directors of the Company beneficially owned approximately 3,388,082 shares of the outstanding Common Stock of the Company (approximately 18.83% of the outstanding shares) and have each advised the Company that they presently intend to vote such shares for this proposal. APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF ILGN-DELAWARE AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT TO THE MATTERS SET FORTH IN PROPOSAL THREE TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.

         THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" ITS APPROVAL.

PROPOSAL 3: TO APPROVE THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS OF THE COMPANY WHEN THE CHANGE IN ITS STATE OF INCORPORATION, PROPOSED ABOVE, OCCURS.

GENERAL

         The Company currently has a Board of Directors consisting of five (5) members elected to one-year terms at each annual meeting of the shareholders. As part of the Company's proposed Reincorporation in Delaware (see Proposal Two regarding the Reincorporation in Delaware) and the Merger into ILGN-Delaware thereby contemplated, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three (3) classes with staggered terms.

         A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under Texas law, a company may provide for a classified board of directors by adopting amendments to its bylaws, which amendments must be approved by the shareholders if the classification of directors is to be effective prior to the next annual meeting of shareholders at which directors are elected. Although the Company qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Certificate of Incorporation and Bylaws of ILGN-Delaware provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision")

         Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of stockholders following the implementation of the Classified Board Provision; all directors in Class II would hold office until the second annual meeting of stockholders following such implementation of the Classified Board Provision; and all directors in Class III would hold office until the third annual meeting of the stockholders following such implementation of the Classified Board Provision and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death. Any director chosen by the directors to fill a vacancy in the Board of Directors shall hold office for the unexpired term in respect of which such vacancy occurs.

         If the proposal for Reincorporation in Delaware is adopted by the shareholders, the directors of ILGN- Delaware, who are also serving as the current directors of the Company and nominated for re-election under Proposal 1, will be divided into classes as follows:

                  CLASS                       NAME
                  -----                       ----
                  I                     Philip R. Reilly
                  II                    Kenneth S. Kornman
                  II                    Thomas A. Moore
                  III                   Edward M. Blair, Jr.
                  III                   Gary L. Crocker

         By approving Proposal 3, shareholders will be approving the Classified Board Provision, the election of the same directors who are nominated for election to the Board of Directors of the Company under Proposal 1, and the initial classification of those directors as set forth above.

CLASSIFIED BOARD

         At each annual meeting scheduled to be held after the proposed Reincorporation, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is later changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. Thus, after the proposed Reincorporation, stockholders will elect only one-third of the directors at each annual meeting of stockholders.

         The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its shareholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to such continuity and stability, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future. In addition, the Board of Directors believes that a classified Board of Directors will assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

         The Board of Directors also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of the Company's Board of Directors. A classified board would likely allow the Board and management, if confronted by a proposal from a third party who has acquired a block of the Company's Common Stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders.

         The Board of Directors of the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board may deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken.

         Since the creation of a classified Board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Since these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, would tend to perpetuate incumbent management. In addition, the additional time required to change control of the Board makes it more difficult for stockholders to change the composition of the Board even if they believe such a change desirable.

         The foregoing discussion of the Certificate of Incorporation and Bylaws of ILGN-Delaware is qualified in its entirety by reference to the relevant sections of such Certificate and Bylaws attached to this Proxy Statement as Appendices B and C, respectively.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the adoption of a classified Board of Directors after the proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation and the Bylaws of ILGN-Delaware establishing such a classified Board, will require the affirmative vote of the majority of outstanding shares of Common Stock of the Company. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ESTABLISHMENT OF A CLASSIFIED BOARD.

PROPOSAL 4: RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK COMPENSATION PLAN.

GENERAL

         At the meeting, the shareholders of the Company will be asked to vote on a proposal to approve the 2000 Employee Stock Compensation Plan (the "Plan"). Approval of the Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, present in person or by proxy at the meeting. The text of the proposed Plan is set forth in full in Appendix D to this proxy statement.

REASONS FOR THE EMPLOYEE STOCK COMPENSATION PLAN

         The Board of Directors believes that it is in the best interest of the Company to encourage ownership of the Company's stock by its employees and consultants. Providing an opportunity to hold an equity interest in the Company assists the Company in attracting and retaining key management and consulting personnel, which is critical to the Company's long-term success. The Company anticipates that the number of shares of Common Stock available for incentive stock options under its 1996 Equity Incentive Plan will be depleted during 2000, and the Board of Directors of the Company has determined that, to continue to provide performance-based incentive to the Company's management and key employees, it is in the best interest of the Company to adopt the Plan.

         The Board of Directors has approved the Plan and has directed that the same be presented to the shareholders for their approval.

CERTAIN CONSIDERATIONS

         Shareholders should note that certain disadvantages may result from the adoption of the Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

DESCRIPTION OF PROPOSED EMPLOYEE COMPENSATION PLAN

         Pursuant to applicable federal securities laws, the Company is required to furnish to its shareholders in this proxy statement certain information with respect to the 2000 Employee Stock Compensation Plan. The following summary does not purport to be a complete summary of the Company's stock compensation plan and is qualified in its entirety by reference to the Plan.

SUMMARY OF THE EMPLOYEE STOCK COMPENSATION PLAN

         The Board of Directors adopted the 2000 Employee Stock Compensation Plan on March 28, 2000, subject to approval by the shareholders of the Company. A complete copy of the Employee Stock Compensation Plan is attached to this proxy statement as Appendix D. The following description of the Employee Stock Compensation Plan is qualified in its entirety by reference to Appendix D, which is incorporated herein by reference as if fully set forth herein. The Employee Stock Compensation Plan authorizes a committee of the Board of Directors to issue options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options that are not intended to conform to the requirements of Section 422 of the Code ("Non-ISOs"), and restricted stock awards. Under the terms of the Employee Stock Compensation Plan, the exercise price of each ISO cannot be less than 100% of the fair market value of the Common Stock at the time of grant, and, in the case of a grant to a 10% shareholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each Non-ISO may be more or less than 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Employee Stock Compensation Plan may not be exercised after the tenth anniversary (or the fifth anniversary in the case of an option granted to a 10% shareholder) of their grant. Payments by option holders upon exercise of an option may be made by delivering cash.

         The Plan currently authorizes options to acquire up to an aggregate of 2,000,000 shares of Common Stock, of which an aggregate of 500,000 shares may be granted in restricted stock awards and an aggregate of 500,000 shares may be granted in ISOs. The number, class and per share price of shares outstanding pursuant to granted options or restricted stock awards and reserved under the Plan is subject to adjustment in the event of a capital adjustment. Options may be granted in substitution for options held by employees of other corporations who are about to become Company employees or whose employer is about to become a parent or subsidiary of the Company. Upon a (i) merger (other than for purposes of reincorporation), consolidation or other reorganization, (ii) sale, lease or exchange of substantially all the Company's assets to any person or entity (other than a wholly-owned subsidiary) or (iii) dissolution or liquidation of the Company, the Committee in its sole and absolute discretion shall make any adjustments to outstanding awards as it deems appropriate, including (a) acceleration of the exercise date, (b) a mandatory surrender of all outstanding awards in exchange for a specified cash payment, (c) requiring the party to the transactions resulting in such corporate changes to assume outstanding awards and (d) providing for a participant to receive shares to which he would have been entitled prior to such merger or other corporate change. The Company currently has approximately 13 full-time employees, including 3 executive officers, each of whom may be eligible to receive grants under the Plan. Other persons with substantial responsibility for the Company's management and growth may be eligible to receive grants under the Plan at the discretion of a committee of the Board of Directors.

RESTRICTED STOCK AWARDS

         The Committee may award "restricted" shares of Common Stock under the Employee Stock Compensation Plan. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends and the right to vote the shares of restricted stock. The Committee may, in its sole discretion, determine the amount of, the vesting and the transferability restrictions applicable to any restricted stock award. Recipients of restricted stock are required to enter into a restricted stock award agreement with the Company which states the restrictions to which the shares are subject.

FEDERAL TAX CONSEQUENCES

         Options granted under the Employee Stock Compensation Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or Non-ISOs that are not intended to meet these requirements. The federal income tax treatment for the two types of options differs as follows.

         ISOS. In general, no tax consequences should result from the grant to or exercise by an employee of an ISO under the Employee Stock Compensation Plan. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition.

         For federal tax purposes, dispositions are either qualifying or disqualifying. An optionee makes a qualifying disposition of the purchased shares if he sells or otherwise disposes of the shares after holding them for more than two years after the date the option was granted and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition, a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, the excess of (x) the fair market value of those shares on the date the option was exercised over (y) the exercise price paid for the shares generally will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain. If, however, the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized, the amount of ordinary income realized by the optionee cannot exceed the amount realized on the sale or exchange over the exercise price paid for the shares.

         If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction for the taxable year in which the disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         NON-ISOS. No taxable income is recognized by an optionee upon the grant of a Non-ISO. The optionee will generally recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction in the same amount as the income recognized by the optionee.

         RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Employee Stock Compensation Plan and paid in Common Stock will constitute ordinary income to the recipient, and a deductible expense to the Company, in the year paid, if the stock is not subject to forfeiture restrictions, or in the year in which any such restrictions lapse, unless the participant elects to recognize income in the year the award is made by making a timely election under
Section 83(b) of the Code. Participants must receive written approval of the Committee prior to making a Section 83 election. Unless a Section 83 election is made, the amount of the grantee's taxable income and the Company's corresponding deduction in connection with a Restricted Stock Award that is restricted will be equal to the fair market value of the stock on the date the restrictions lapse.

AMENDMENT AND TERMINATION

         The Board of Directors reserves the right to amend, terminate or suspend the Plan at any time, in its sole and absolute discretion.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, present in person or by proxy at the meeting. If not otherwise provided, proxies will be voted "FOR" approval of the Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal and therefore will have no effect on the outcome of the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 EMPLOYEE STOCK COMPENSATION PLAN.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending December 31, 2000. Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. Arthur Andersen LLP has served as independent public accountants of the Company with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 1998 and 1999, and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors may reconsider the appointment.

         Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         On October 26, 1998, the Company advised Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") that the Company intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1998. Singer Lewak had been engaged as the principal accountant to audit the Company's consolidated financial statements.

         Singer Lewak's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Audit Committee of the Company's Board of Directors recommended the action taken with respect to Singer Lewak.

         There have been no disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Company's fiscal years ended December 31, 1996 and 1997 or in the subsequent interim period through October 26, 1998 (the date of termination), which disagreements, if not resolved to Singer Lewak's satisfaction, would have caused Singer Lewak to make reference to the subject matter of the disagreement(s) in connection with its report.

         Arthur Andersen LLP ("Andersen") has been engaged by the Company as its new independent principal accountant to audit the Company's consolidated financial statements. This engagement was effective as of October 26, 1998.

         Prior to engaging Andersen, the Company had not consulted with Andersen during the Company's two most recent fiscal years or in the period since the end of the most recent fiscal year.

         Assuming the presence of a quorum, ratification of the appointment of Arthur Andersen LLP requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be considered as a vote for or against the proposal and therefore will have no effect on the outcome of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE
      APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
          OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                               FURTHER INFORMATION

BOARD OF DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

         Set forth below is information with respect to each director and executive officer of the Company as of February 11, 2000. The executive officers are elected by the Board of Directors and serve at the discretion of the Board.

NAME                               AGE                POSITION
----                               ---                --------
Philip R. Reilly..............     52    Chairman of the Board of Directors and
                                         Chief Executive Officer

Kenneth S. Kornman............     52    President, Chief Scientific Officer and
                                         Director
U. Spencer Allen..............     57    Chief Financial Officer, Secretary and
                                         Treasurer
Thomas A. Moore...............     49    Director(1)(2)
Edward M. Blair, Jr...........     57    Director(1)
Gary Crocker..................     48    Director(2)

--------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

         PHILIP R. REILLY, M.D., J.D. became a Director of the Company in 1998. In June 1999, Dr. Reilly accepted the positions of Chairman of the Board of Directors and Interim Chief Executive Officer of the Company. In December 1999, Dr. Reilly became the Chief Executive Officer of the Company. Dr. Reilly is an Executive Director of Shriver Center for Mental Retardation, Inc. ("Shriver"), a not-for-profit organization located in Massachusetts. Dr. Reilly has served in this position with Shriver since 1990. Dr. Reilly has held numerous teaching positions, including Assistant Professor of Neurology at Harvard Medical School and Adjunct Professor of both Legal Studies and Biology at Brandeis University. Dr. Reilly has authored numerous published articles in the field of genetics. Dr. Reilly is a member of the American Society of Human Genetics, American College of Medical Genetics, Massachusetts Bar Association and American Association for the Advancement of Science. Dr. Reilly holds a B.A. from Cornell University, a J.D. from Columbia University and an M.D. from Yale University.

         KENNETH S. KORNMAN, D.D.S., PH.D. is a co-founder, officer and Director of the Company and currently serves as Chief Scientific Officer and President of the Company. Prior to founding the Company in 1986, he was a Department Chair and Professor at The University of Texas Health Science Center at San Antonio. He has also been a consultant and scientific researcher for many of the major oral care and pharmaceutical companies. Dr. Kornman currently holds academic appointments at The University of Texas Health Science Center and Harvard University. Dr. Kornman holds six patents in the pharmaceutical area, has published two books and more than 100 articles and abstracts and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman holds a B.A. in Economics from Duke University. He obtained a D.D.S. from Emory University. Dr. Kornman also holds an M.S. (Periodontics) and a Ph.D. (Microbiology) from the University of Michigan.

         U. SPENCER ALLEN, M.S., M.B.A., joined the Company as Chief Financial Officer and Treasurer in January 1997. In June 1999, Mr. Allen accepted an additional position as Secretary of the Company. From 1995 to 1996, Mr. Allen was the Chief Financial Officer for Promart Industries, a manufacturer of household products. From 1989 to 1994, Mr. Allen was the General Manager for Slow Waltz Imports, a manufacturer of household fragrance products. Prior to 1989, Mr. Allen had twenty years of experience in financial management in hi-tech firms, including experience as Chief Financial Officer with two other public companies. Mr. Allen holds a B.S. (Engineering Science) from the U.S. Air Force Academy, an M.S. (Computer Science) from the University of Southern California and an M.B.A. (Finance) from George Washington University.

         THOMAS A. MOORE became a Director of the Company in 1997. Mr. Moore is the Chief Executive Officer and President of Nelson Communications Inc. (NCI), one of the largest providers of health care marketing services in the United States. Prior to joining NCI as President in 1996, Mr. Moore was President of Procter & Gamble's $3 billion worldwide prescription and over-the-counter health care business and Group Vice President of the Procter & Gamble Company. He joined Procter & Gamble in 1973 and held positions of increasing responsibility in the company's cleaning products, beauty care, Richardson-Vicks and personal care divisions. He is Chairman of the American Health Foundation - a non-profit organization that researched the nutritional and environmental factors in cancer and other diseases. Mr. Moore holds a B.A. (History) from Princeton University.

         GARY L. CROCKER became a Director of the Company in 1999. Mr. Crocker has served as President of Crocker Ventures, LLC, a private venture capital firm, since 1997, and as Chairman of the Board of ARUP Laboratories, a privately held speciality diagnostic testing firm, since January 1999. From 1983 to 1997, Mr. Crocker served as the President and CEO of Research Medical, Inc., a manufacturer of cardiovascular specialty devices, which was acquired by Baxter International in 1997. Mr. Crocker holds a B.A. and M.B.A. from Harvard University.

         EDWARD M. BLAIR, JR. became a Director of the Company in 1999. Mr. Blair is a principal with the investment banking firm William Blair & Company, L.L.C., Chicago, Illinois. His focus for the last five years has been healthcare where he has worked on a series of financing transactions in the healthcare industry. Mr. Blair served as a trustee for Chicago Dock & Canal Trust from 1986 through 1997 and as a director of Research Medical, Inc. from 1984 and 1998. Mr. Blair is on the board of the University of Chicago Hospital where he is head of the audit committee and is Chairman of the Chicago Zoological Society. He also serves on the board of the Pullman Foundation. Mr. Blair holds a B.A. (Political Science) from Stanford University and an M.B.A. from Harvard University.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for making all compensation decisions for the named executives including determining base salary and annual incentive compensation amounts and making recommendations to the Board of Directors regarding stock options and other stock-based compensation under the Company's 1996 Equity Incentive Plan (the "Incentive Plan").

         OVERALL OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

         The purpose of the Company's compensation plan is to attract, retain and motivate key management employees. It is the philosophy of the Company to pay its executives at levels commensurate with both Company and individual performance. A primary consideration in developing the Company's executive compensation programs is to link the long-term financial interests of executives with those of the Company and its shareholders. The Compensation Committee reviews compensation for comparable organizations in order to establish the Company's total compensation program and determine awards under the Incentive Plan.

         In 1999, the total compensation program for the Company's top executives, approved by the Company's Board of Directors, consisted of a base salary for each of such executives.

         BASE SALARY PROGRAM

         It is the Company's policy to establish salaries at a level approximating the average of the competitive levels in comparable organizations and to provide annual salary increases reflective of the executive's performance, level of responsibility and position with the Company. Subsequent to Dr. Kornman's appointment as President and Chief Executive Officer in 1999, his annual base salary was increased from $169,950 to $200,000 effective December 1, 1999, to more accurately reflect the compensation of chief executive officers of comparable publicly traded companies.

         ANNUAL INCENTIVE

         Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include revenue growth, net profitability and cost control. The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Compensation Committee believes that the Company's growth in revenue and profitability requires subjectivity on the part of the Committee when determining incentive payments. The Compensation Committee believes that specific formulae restrict flexibility.

         EQUITY INCENTIVE PLAN

         In 1996, the Company adopted its Incentive Plan which permits the Company to make grants of stock options, stock appreciation rights or restricted stock awards as part of the Company's overall incentive compensation program. The Incentive Plan is intended to attract, retain and motivate key management personnel and to align the interest of the executives with those of shareholders. The overall long-term incentive grant levels are established by reviewing the number of shares reserved for such plans by comparable organizations. Individual long-term incentive grants are based on the employee's position in the Company and responsibility level. In 1999, the Company granted Dr. Kornman options to purchase 53,750 shares of Common Stock under the Incentive Plan and Dr. Reilly options to purchase 148,606 shares of Common Stock under the Incentive Plan.

         SECTION 162(M)

         Section 162(m) of the Code currently imposes a $1 million limitation on the deductibility of certain compensation paid to each of the Company's five highest paid executives. Excluded from this limitation is compensation that is "performance based." For compensation to be performance based it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. In general, the Company believes that compensation relating to options granted under the Incentive Plan should be included in the $1 million limitation calculation. Compensation relating to the Company's incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Committee in establishing the performance goals for such awards. The Compensation Committee believes that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and inures to the benefit of the Company's shareholders. The Compensation Committee, however, intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

         CONCLUSION

         The Compensation Committee believes these executive compensation policies serve the interests of the shareholders and the Company effectively. The Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.

                                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                                   Thomas A. Moore

                                                   Gary L. Crocker

EXECUTIVE COMPENSATION

         The following table summarizes all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 1997, 1998 and 1999, by the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers who received in excess of $100,000 in salary and bonus from the Company during 1999 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                     ANNUAL COMPENSATION                      AWARDS
                                            ---------------------------------------        ------------
                                                                                            SECURITIES
NAME AND PRINCIPAL POSITION      FISCAL                                OTHER ANNUAL         UNDERLYING          ALL OTHER
                                  YEAR       SALARY         BONUS      COMPENSATION         OPTIONS (#)        COMPENSATION
                                 ------     ---------       -----      ------------         -----------        ------------
Philip R. Reilly(1)...........    1999      $  19,167       $   0      $          0             740,000        $     81,500(2)
  Chief Executive Officer         1998             $0       $   0      $          0              50,000        $          0
                                  1997             $0       $   0      $          0                   0        $          0
Kenneth S. Kornman                1999       $148,020       $   0      $          0              53,750        $      2,720(3)
  President and ..............    1998       $163,281       $   0      $          0              40,281        $      2,720(3)
  Chief Scientific Officer        1997       $166,408       $   0      $          0                   0        $      2,720(3)

Paul J. White(4)..............    1999       $109,279       $   0      $          0                   0        $    104,674(6)
  Senior Vice President           1998       $169,929       $   0      $     16,990(5)           25,000        $      3,080(3)
  and General Counsel             1997       $185,367       $   0      $          0                   0        $      5,639

U. Spencer Allen(7)...........    1999      $  88,076       $   0      $          0              10,000        $          0
  Chief Financial Officer,        1998      $ 100,233       $   0      $     43,000(8)          138,999        $          0
  Secretary and Treasurer         1997      $  41,703       $   0      $          0                   0        $          0

(1)      Dr. Reilly was elected Chief Executive Officer effective December 16,
         1999.
(2) Represents consulting fees paid by the Company to Dr. Reilly before his appointment as Chief Executive Officer.
(3)      Represents life insurance premiums paid by the Company.
(4) Served as President, Chief Executive Officer and Chairman of the Board until June 15, 1999. Mr. White resigned from the Company on August 31, 1999.
(5) Represents $7,200 in car allowance and $9,790 in moving expenses paid by the Company.
(6) Represents compensation paid pursuant to a severance agreement between the Company and Mr. White.
(7) Mr. Allen was elected Chief Financial Officer and Treasurer effective January 1, 1997, and Secretary in June 1999.
(8)      Represents moving expenses paid by the Company.

STOCK OPTION GRANTS IN FISCAL 1999

         The following table provides certain information related to options granted by the Company to the named executive officers during fiscal 1999.

                                                INDIVIDUAL GRANTS
                                  --------------------------------------------
                                                            % OF TOTAL OPTIONS
                                  NUMBER OF SECURITIES          GRANTED TO           EXERCISE OR
                                  UNDERLYING OPTIONS           EMPLOYEES IN          BASE PRICE          EXPIRATION
NAME                                    GRANTED (#)             FISCAL 1999            ($/SH)               DATE
----                              --------------------      ------------------       -----------         ----------
Philip R. Reilly(1).............         240,000                   22.6                 0.50              6/10/09
                                         500,000                   47.1                 2.875             11/29/09

Kenneth S. Kornman(2)...........          13,750                    1.3                 0.75              3/17/09
                                          40,000                    3.8                 3.16              11/29/09

Paul J. White(3)................          14,166                    1.3                 0.75              3/17/09

U. Spencer Allen(4).............          36,666                    3.5                 0.75              3/17/09
                                          10,000                    0.9                 3.16              11/29/09

(1) Dr. Reilly received an aggregate of 69.7% of all option grants to employees in 1999.

(2) Dr. Kornman received an aggregate of 5.0% of all option grants to employees in 1999.

(3) Mr. White received an aggregate of 1.3% of all option grants to employees in 1999. Mr. White's options were canceled following his resignation from the Company on August 31, 1999.

(4) Mr. Allen received an aggregate of 4.4% of all option grants to employees in 1999.

There were no other grants to executive officers during 1999.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information related to options exercised by the named executive officers of the Company during fiscal 1999 and the number and value of options held at fiscal year end.

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-
                                                              UNDERLYING UNEXERCISED             THE-MONEY OPTIONS AT
                            SHARES                             OPTIONS AT FY-END (#)                 FY-END($) (1)
                           ACQUIRED                        -----------------------------     ------------------------------
                          UPON OPTION         VALUE
         NAME             EXERCISE (#)      REALIZED($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
        ------            ------------      -----------    -----------     -------------     -----------      -------------
Philip R. Reilly.......        0                 0             106,239           683,761         522,888          2,757,622
Kenneth S. Kornman.....        0                 0              52,260            41,771         212,911            137,928
Paul J. White(2).......        0                 0                   0                 0               0                  0
U. Spencer Allen.......        0                 0             126,221            23,778         559,287             94,293

(1) Represents the product of (a) the number of shares underlying options granted multiplied by (b) the difference between (i) the fair market value of Common Stock on December 31, 1999 ($6.219), and (ii) the exercise price of the options.

(2) Subsequent to fiscal year-end, Mr. White's options were terminated due to his resignation from his positions with the Company effective August 31, 1999.

EMPLOYMENT AGREEMENTS AND CHANGE-OF-CONTROL ARRANGEMENTS

         The Company has entered into employment agreements with Paul J. White and Kenneth S. Kornman, each of which provides for a five-year initial term, subject to automatic extensions for successive 12 month periods unless terminated at the end of such initial term or any subsequent 12 month term after the initial term. These employment agreements are subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreements). Each employment agreement, as amended on November 17, 1998, provides for a minimum annual base salaries as follows: Paul
J. White -- at an annual rate of $148,750 during the seven (7) month period of December 1, 1998 to June 30, 1999 and at an annual rate of $170,000 per year thereafter and Kenneth S. Kornman -- at an annual rate of $144,375 during the seven (7) month period of December 1, 1998 to June 30, 1999 and at an annual rate of $165,000 per year thereafter. In 1999, Paul J. White and Kenneth S. Kornman received a base salary of $109,279 and $148,020, respectively.

         Mr. White resigned from his positions with the Company pursuant to a severance agreement dated effective August 31, 1999 (the "Severance Agreement"). The Severance Agreement represents the full and final settlement of the rights and obligations of the Company and Mr. White under his employment agreement with the Company. As payment for releases contained in the Severance Agreement, the Company paid Mr. White a lump sum equal to $104,674 (less standard legal deductions).

         In addition, the Company has entered into an employment agreement with
U. Spencer Allen which provides for a minimum annual base salary of $96,250. In 1999, Mr. Allen received a base salary of $88,076. This employment agreement is terminable by either party upon one (1) months' prior written notice. In December 1999, the Company entered into a new employment agreement with Kenneth
S. Kornman having an initial term of three years. This agreement provides for a minimum annual base salary of $200,000 per year and is terminable by Dr. Kornman upon one (1) month's prior written notice and by the Company with cause.

         In April 2000, the Company entered into an employment agreement with Philip R. Reilly which provides for a minimum annual base salary of $325,000 and an award of options to purchase 500,000 shares of Common Stock at a per share exercise price of $2.875. These options vest over a period of 36 months in equal increments commencing December 1, 1999, unless Dr. Reilly's employment is terminated prior to expiration of such 36 month period. This employment agreement is terminable by either party upon one (1) months' prior written notice.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during the first half of 1999 were Paul J. White, Thomas A. Moore and Ronald A. LaRosa. From June 17, 1999 to November 30, 1999, the Compensation Committee was comprised of Philip R. Reilly, Thomas A. Moore and Gary L. Crocker. On December 1, 1999, Dr. Reilly resigned from his position on the Compensation Committee. The Compensation Committee is currently comprised of Thomas A. Moore and Gary L. Crocker. No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. There is no family relationship between or among the Directors and Executive Officers.

PERFORMANCE GRAPH.

         The Company's Common Stock has been traded publicly since November 26, 1997. Prior to such date, there was no established market for its Common Stock. The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock from November 26,1997, through December 31, 1999, to the NASDAQ Stock Market Index and to the Hambrecht & Quist Biotechnology Index over the same period. The following graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.


                             COMPARISON OF 25 MONTH
                             CUMULATIVE TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                  11/26/97        12/97     3/98     6/98     9/98     12/98      3/99     6/99     9/99    12/99
                                  --------        -----    ------   ------   ------    ------    ------   ------   ------   ------
Interleukin Genetics, Inc.         100.00         62.50     44.44    50.00    22.22     11.11     11.46    24.31    26.39    69.10
NASDAQ Stock Market (U.S.)         100.00         98.68    115.49   118.66   107.15    139.05    155.54   170.18   174.06   251.21
Hambrecht & Quist Biotechnology    100.00         98.90    113.35   105.91   111.97    150.60    169.67   179.92   209.36   321.92

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10 percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10 percent beneficial owners were complied with, with the exception of the following: U. Spencer Allen filed three Forms 4 late representing (i) the indirect purchase of Common Stock in his spouse's IRA,
(ii) the purchase of Series A Preferred Stock in the private placement completed in June 1999 and (iii) the automatic conversion of the Series A Preferred Stock into Common Stock in August 1999. Gary L. Crocker and Edward M. Blair, Jr. each filed one late Form 4 reporting the automatic conversion of the Series A Preferred Stock into Common Stock in August 1999.

                              CERTAIN TRANSACTIONS

         Effective June 11, 1999, the Company entered into a consulting services agreement (the "Consulting Services Agreement") with Philip R. Reilly whereby the Company agreed to pay Dr. Reilly $120,000 for the period from June 11, 1999 to June 10, 2000 and $100,000 per year for the period from June 11, 2000 to June 10, 2002. Also pursuant to the Consulting Services Agreement, the Company agreed to pay Dr. Reilly $5,000 and agreed to grant to Dr. Reilly the option to purchase up to 240,000 shares of Common Stock at a per share price of $.50. Such option vests in increments of 8,000 shares of Common Stock on the eleventh day of each month from July 11, 1999 to December 11, 2001. Effective December 1, 1999, Dr. Reilly became an employee of the Company and was granted options to purchase up to 500,000 shares of Common Stock at a per share price of $2.875.

         U. Spencer Allen, an executive officer of the Company, purchased 40,000 shares of Series A Preferred Stock from the Company in the Private Placement completed in June 1999.

         Crocker Enterprises, L.L.C. purchased 220,000 shares of Series A Preferred Stock from the Company in the Private Placement completed in June 1999. Gary L. Crocker, a director of the Company, is an executive officer of Crocker Enterprises, L.L.C.

         Edward M. Blair, Jr., a director of the Company, purchased 60,000 shares of Series A Preferred Stock from the Company in the Private Placement completed in June 1999.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Shareholders is October 23, 2000. After January 5, 2001, notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2001 Annual Meeting of Shareholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

                               By order of the Board of Directors,


                               Philip R. Reilly
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

San Antonio, Texas
May 3, 2000

                                   APPENDIX A
                        PLAN OF REORGANIZATION AND MERGER

                                                                      APPENDIX A

                        PLAN OF REORGANIZATION AND MERGER
                         OF INTERLEUKIN GENETICS, INC.,
                             A DELAWARE CORPORATION
                                       AND
                           INTERLEUKIN GENETICS, INC.,
                               A TEXAS CORPORATION

            THIS PLAN OF REORGANIZATION AND MERGER, dated as of _____________ ___, 2000, (this "Agreement"), is between Interleukin Genetics, Inc., a Delaware corporation (the "Company"), and Interleukin Genetics, Inc., a Texas corporation ("ILGN-Texas"). The Company and ILGN-Texas are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

            A. The Company is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of 55,000,000 shares, 50,000,000 of which are designated "Common Stock," par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share. As of _________ ___, 2000, and as of the date of this Agreement, 1,000 shares of Common Stock are issued and outstanding, all of which are held by ILGN-Texas. No shares of Preferred Stock are issued and outstanding.

            B. ILGN-Texas is a corporation duly organized and existing under the laws of the State of Texas and has an authorized capital stock of 55,000,000 shares, 50,000,000 of which are designated "Common Stock," no par value per share, and 5,000,000 of which are designated "Preferred Stock," no par value per share. As of March 31, 2000, 17,988,686 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

            C. The Board of Directors of ILGN-Texas has determined that, for the purpose of effecting the reincorporation of ILGN-Texas in the State of Delaware, it is advisable and in the best interests of ILGN-Texas that ILGN-Texas merge with and into the Company upon the terms and conditions herein provided.

            D. The respective Boards of Directors of the Company and ILGN-Texas have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders, and executed by the undersigned officers.

            E. The Company is a wholly owned subsidiary of ILGN-Texas.

            F. The Merger (herein below defined) is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and ILGN-Texas hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

      1.    MERGER

            1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Texas Business Corporation Act, ILGN-Texas shall be merged with and into the Company (the "Merger"), the separate existence of ILGN-Texas shall cease and the Company shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Interleukin Genetics, Inc."

            1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of ILGN-Texas and the sole stockholder of the Company in accordance with the requirements of the Delaware General Corporation Law and the Texas Business Corporation Act;

                  (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

                  (c) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

            The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

            1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of ILGN-Texas shall cease and the Company, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all action previously taken by its and ILGN- Texas' Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of ILGN-Texas, including all shares of any subsidiary held by ILGN-Texas, in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of ILGN-Texas as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ILGN-Texas in the same manner as if the Company had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Texas Business Corporation Act.

      2.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

            2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company, a copy of which is attached hereto as EXHIBIT A, as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

            2.2 BYLAWS. The Bylaws of the Company as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

            2.3 DIRECTORS AND OFFICERS. The directors and officers of the Company immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

      3.    MANNER OF CONVERSION OF STOCK

            3.1 ILGN-TEXAS COMMON SHARES. Upon the Effective Date of the Merger, each share of ILGN-Texas Common Stock, no par value per share, issued and outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation. No fractional share interests of the Surviving Corporation's Common Stock shall be issued but shall, instead, be paid in cash or check by the Company to the holder of such shares in that amount equal to the fair market value of such fractional shares.

            3.2 ILGN-TEXAS RIGHTS TO PURCHASE COMMON SHARES. Upon the effective date of the Merger, all issued and outstanding options and rights to acquire the Common Stock of ILGN- Texas under the Interleukin Genetics, Inc. 1996 Equity Incentive Plan, as amended, and the Interleukin Genetics, Inc. 2000 Employee Stock Compensation Plan, as amended, and all other outstanding options, warrants or rights will automatically be converted into equivalent options and rights to purchase the same number of shares of Surviving Corporation's Common Stock. In addition, no "additional benefits" (within the meaning of section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

            3.3 THE COMPANY'S COMMON STOCK. Upon the Effective Date of the Merger each share of Common Stock, par value $.001 per share, of the Company issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Company, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

            3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of ILGN-Texas Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of ILGN- Texas Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, into which such shares of ILGN-Texas Common Stock were converted in the Merger.

            The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

            Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ILGN-Texas so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

            If any certificate for shares of the Company's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Company that such tax has been paid or is not payable.

      4.    GENERAL

            4.1 COVENANTS OF THE COMPANY. The Company covenants and agrees that it will, on or before the Effective Date of the Merger:

                  (a) Qualify to do business as a foreign corporation in the State of Texas and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the Texas Business Corporation Act.

                  (b) File any and all documents with the Texas Franchise Tax Board necessary for the assumption by the Company of all of the franchise tax liabilities of ILGN-Texas.

                  (c) Take such other actions as may be required by the Texas Business Corporation Act.

            4.2 FURTHER ASSURANCES. From time to time, as and when required by the Company or by its successors or assigns, there shall be executed and delivered on behalf of ILGN- Texas such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ILGN-Texas and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of ILGN-Texas or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

            4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either ILGN-Texas or of the Company, or of both, notwithstanding the approval of this Agreement by the shareholders of ILGN-Texas or the stockholder of the Company.

            4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not:
(1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

            4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware 9 East Loockerman Street, Dover, Delaware 19901 and Capitol Services, Inc. is the registered agent of the Surviving Corporation at such address.

            4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 100 N.E. Loop 410, Suite 820, San Antonio, Texas

78216, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

            4.7 GOVERNING LAW. This Agreement shall in all respects be construed interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Texas Business Corporation Act.

            4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of the Company and ILGN-Texas is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          INTERLEUKIN GENETICS, INC.
                                          a Delaware corporation

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________

ATTEST:

____________________________________
U. Spencer Allen
Secretary

                                          INTERLEUKIN GENETICS, INC.
                                          a Texas corporation

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________

ATTEST:

____________________________________
U. Spencer Allen
Secretary

                                                                      APPENDIX B
                         CERTIFICATE OF INCORPORATION
                         OF INTERLEUKIN GENETICS, INC.
                            a Delaware corporation

                         CERTIFICATE OF INCORPORATION
                         OF INTERLEUKIN GENETICS, INC.
                            a Delaware corporation

                                   ARTICLE 1

      The name of this corporation is Interleukin Genetics, Inc.

                                   ARTICLE 2

      A. The address of its registered offices in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent. The name of its registered agent at such address is Capitol Services, Inc.

      B. The name and mailing address of the incorporator is:

            Tami Gerardi
            Capitol Services, Inc.
            9 East Loockerman Street
            Dover, Delaware 19901


                                   ARTICLE 3

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE 4

      The total number of shares of stock of all classes which the Corporation has authority to issue is 55,000,000 shares, of which 50,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 5,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock").

      The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:

                                PREFERRED STOCK

      Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is hereby vested with the authority and is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (or other law hereafter in effect relating to the same or substantially similar subject matter), to establish or change the number of shares to be included in each such series and to fix the designation and powers, preferences and rights and the qualifications and limitations or restrictions thereof relating to the shares of each such series, all to the maximum extent permitted by the General Corporation Law of the State of Delaware as in effect on the date hereof or as hereafter amended. The vested authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

            (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 5,000,000);

            (b) the annual dividend rate, if any, on shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, and whether dividends shall be cumulative and, if so, from which date or dates;

            (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

            (d) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or purchase fund and, if so, the terms of such obligation;

            (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, any stock of any series of the same class or any other class or classes or any evidence of indebtedness and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

            (f) whether the shares of such series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including, without limitation, whether such shares shall have the right to vote with the Common Stock on issues on an equal, greater or lesser basis;

            (g) the rights of the shares of such series in the event of a voluntary or involuntary liquidation, dissolution, winding up or distribution of assets of the Corporation;

            (h) whether the shares of such series shall be entitled to the benefit of conditions and restrictions upon (i) the creation of indebtedness of the Corporation or any subsidiary, (ii) the issuance of any additional stock (including additional shares of such series or of any other series) or (iii) the payment of dividends or the making of other distributions on the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

            (i) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof, including, but not limited to, any that may be determined in connection with the adoption of any stockholder rights plan after the date hereof, relating to any such series.

      Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

                                 COMMON STOCK

      Subject to all of the rights of the Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article 4:

            (a) dividends may be declared and paid or set apart for payment upon Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends and may be payable in cash, stock or otherwise;

            (b) the holders of Common Stock shall have the exclusive right to vote for the election of directors (other than in the case of newly created directorships and vacancies, which shall be filled solely by the remaining directors as set forth in Article 6 hereof) and on all other matters requiring stockholder action, each share being entitled to one vote; and

            (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.

                DENIAL OF PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

      No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

      No holder of any stock of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

                                   ARTICLE 5

      The Corporation is to have perpetual existence.

                                   ARTICLE 6

      All power of the Corporation shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

      For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and stockholders, it is further provided:

      Section 1. ELECTIONS OF DIRECTORS. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      Section 2. NUMBER, ELECTION AND TERMS OF DIRECTORS. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws; provided that such number shall not be less than three nor more than twelve. The directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, each as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws, one class (Class I) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2001, another class (Class II) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2002, and another class (Class III) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2003, with the members of each class to hold office until their successors are elected and qualified or until their earlier resignation or removal. At each annual meeting of the stockholders until their earlier resignation or removal. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election.

      Section 3. STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES. Advance notice of nominations for the election of Directors, other than by the Board of Directors or a Committee thereof, shall be given in the manner provided in the Bylaws.

      Section 4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of not less than two-thirds of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected to fill a vacancy resulting from death, resignation, disqualification, removal or other cause shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall have been elected and qualified or until his or her earlier resignation or removal. Newly created directorships shall be within such class of directors as shall be required to maintain, as nearly as possible, an equal number of directors in each class. Any director elected to fill a newly created directorship shall hold office for the term of the class in which such directorship has been created and until such director's successor shall have been elected and qualified or until his or her earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      Section 5. REMOVAL OF DIRECTORS. Subject to the rights of any class or series of stock having preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if during a director's term as a director of the Corporation: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been adjudicated by a court of competent jurisdiction to be liable for gross negligence, recklessness or misconduct in the performance of his or her duty to the Corporation in a manner of substantial importance to the Corporation and such adjudication is no longer subject to direct appeal; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability as a director of the Corporation, and such adjudication is no longer subject to direct appeal.

      Section 6. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of holders of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

      Section 7. BYLAW AMENDMENTS. The Board of Directors shall have the power to make, alter, amend and repeal the Bylaws (except so far as the Bylaws adopted by the stockholders shall otherwise provide). Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders; provided, however, that the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted (i) by stockholder action without the affirmative vote of the holders of at least 66 2/3% of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class or (ii) by director action without the affirmative vote of not less than two-thirds of the directors then in office.

      Section 8. LIABILITY OF DIRECTORS.

            A. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article 6 shall not eliminate or limit the liability of a director of the Corporation: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
      (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

            B. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Corporation, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Corporation provided by the provisions of this Section 8 of this Article 6.

            C. Any amendment, repeal or modification of this Section 8 of this
      Article 6 shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification.

            D. The Corporation shall be obligated at all times to maintain the effectiveness of Bylaw provisions providing for the mandatory indemnification of the directors of the Corporation to the maximum extent permitted by the General Corporation Law of the State of Delaware.

      Section 9. AMENDMENT, REPEAL, ETC. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal, this Article 6 or any provision hereof.

                                   ARTICLE 7

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

      I, the undersigned, as incorporator and for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 28th day of March 2000.


                                             /s/ TAMI GERARDI
                                                 Tami Gerardi

                                                                      APPENDIX C
                                     BYLAWS

                                       OF

               INTERLEUKIN GENETICS, INC. (a Delaware Corporation)

                                     BYLAWS

                                       OF

               INTERLEUKIN GENETICS, INC. (a Delaware Corporation)


                                    OFFICES

      1. The Corporation shall at all times maintain a registered office in the State of Delaware.

      2. The Corporation may also have offices at such other places within or outside of the State of Delaware as the Board of Directors shall from time to time appoint or the business of the Corporation require.

                                 CAPITAL STOCK

      3. The Board of Directors may authorize the issuance of the capital stock of the Corporation at such times, for such consideration, and on such terms and conditions as the Board may deem advisable, subject to any restrictions and provisions of law, the Certificate of Incorporation, as amended and restated from time to time (the "Certificate of Incorporation"), of the Corporation or any other provisions of these Bylaws.

      4. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The certificates shall otherwise be in such form as may be determined by the Board of Directors, shall be issued in numerical order, shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

      5. The shares of the capital stock of the Corporation are transferable only on the books of the Corporation upon surrender, in the case of certificated shares, of the certificates therefor properly endorsed for transfer, or otherwise properly assigned, and upon the presentation of such evidences of ownership of the shares and validity of the assignment as the Corporation may require.

      6. The Corporation shall be entitled to treat the person in whose name any share of stock is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatsoever, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by the laws of the State of Delaware.

      7. The Board of Directors may appoint one or more transfer agents and registrars, and may require certificates for shares to bear the signature of such transfer agent(s) and registrar(s).

      8. Upon the presentation to the Corporation of a proper affidavit attesting the loss, destruction or mutilation of any certificate for shares of stock of the Corporation, the Board of Directors may direct the issuance of a new certificate or uncertificated shares in lieu of and to replace the certificate so alleged to be lost, destroyed or mutilated. The Board of Directors may require as a condition precedent to the issuance of a new certificate or uncertificated shares any or all of the following: (a) additional evidence of the loss, destruction or mutilation claimed; (b) advertisement of the loss in such manner as the Board of Directors may direct or approve; (c) a bond or agreement of indemnity, in such form and amount and with such surety (or without surety) as the Board of Directors may direct or approve; and (d) the order or approval of a court.

                   STOCKHOLDERS AND MEETINGS OF STOCKHOLDERS

      9. All meetings of stockholders shall be held at such place within or outside of the State of Delaware as shall be fixed by the Board of Directors and stated in the notice of meeting.

      10. The Annual Meeting of Stockholders of the Corporation shall be held on such date and at such time as is fixed by the Board of Directors and stated in the notice of meeting. Directors shall be elected in accordance with the provisions of the Certificate of Incorporation of the Corporation and these Bylaws and such other business shall be transacted as may properly come before the meeting.

      11. The Annual Meeting of Stockholders may be adjourned by the presiding officer of the meeting for any reason (including, if the presiding officer determines that it would be in the best interests of the Corporation to extend the period of time for the solicitation of proxies) from time to time and place to place until the presiding officer shall determine that the business to be conducted at the meeting is completed, which determination shall be conclusive.

      12. At an Annual Meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual Meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of the Corporation. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 60 days later than the anniversary date of the immediately preceding annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of the annual meeting was mailed to stockholders or the date on which it is first disclosed to the public. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. In addition, if the stockholder's ownership of shares of the Corporation, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 12. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that any business that was not properly brought before the meeting is out of order and shall not be transacted at the meeting.

      13. A special meeting of stockholders may only be called by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution adopted by two-thirds of the directors then in office. The notice of every special meeting of stockholders shall state the purpose for which it is called. At any special meeting of stockholders, only such business shall be conducted as shall be provided for in the resolution or resolutions calling the special meeting or, where no such resolution or resolutions have been adopted, only such business shall be conducted as shall be provided in the notice to stockholders of the special meeting. Any special meeting of stockholders may be adjourned by the presiding officer of the meeting for any reason (including, if the presiding officer determines that it would be in the best interests of the Corporation to extend the period of time for the solicitation of proxies) from time to time and from place to place until the presiding officer shall determine that the business to be conducted at the meeting is completed, which determination shall be conclusive.

      14. Written notice of each meeting of stockholders shall be mailed to each stockholder of record at his last address as it appears on the books of the Corporation at least ten days prior to the date of the meeting.

      15. The Board of Directors shall have the power to close the stock transfer books of the Corporation for a period not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any reclassification or change or conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for any payment of dividends, or the date for allotment of rights, or the date when any reclassification or change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to vote at any such meeting or entitled to receive payment of any such dividend or to any such allotment of rights, or to exercise the rights in respect of any such reclassification, change, conversion or exchange of capital stock, and in such cases only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to participate in the effect of any such transaction, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. This Bylaw shall in no way affect the rights of a stockholder and his transferee or transferor as between themselves.

      16. The holders of a majority of the outstanding shares of stock of the Corporation having voting power with respect to a subject matter (excluding shares held by the Corporation for its own account) present or represented by proxy shall constitute a quorum at the meeting of stockholders for the transaction of business with respect to such subject matter. In the absence of a quorum with respect to a particular subject matter, the presiding officer of the meeting shall have power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present with respect to that subject matter. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.

      17. When a quorum is present or represented at any meeting of stockholders, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders in all matters, unless the matter is one upon which, by express provision of the corporation laws of the State of Delaware, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of that matter. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

      18. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder (which for purposes of this paragraph may include a signature and form of proxy pursuant to a facsimile or telegraphic form of proxy or any other instruments acceptable to the Judge of Election), bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the Corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide to the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

      19. Unless otherwise provided by the Certificate of Incorporation or by the corporation laws of the State of Delaware, each stockholder of the Corporation shall, at every meeting of stockholders, be entitled to one vote in person or by proxy for each share of capital stock of the Corporation registered in his name.

      20. Any other corporation owning voting shares in this Corporation may vote the same by its President or by proxy appointed by him, unless some other person shall be appointed to vote such shares by resolution of the Board of Directors of such stockholder corporation. A partnership holding shares of this Corporation may vote such shares by any general partner or by proxy appointed by any general partner.

      21. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

      22. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the presiding officer of the meeting, who shall be the Chairman of the Board, or the Chief Executive Officer, or in the absence of both of them such other officer of the Corporation as designated by the Board. The presiding officer of the meeting shall have all the powers and authority vested in a presiding officer by law or practice without restriction, including, without limitation, the authority, in order to conduct an orderly meeting, to impose reasonable limits on the amount of time at the meeting taken up in remarks by any one stockholder and to declare any business not properly brought before the meeting to be out of order.

      23. The Board shall appoint one or more Judges of Election to serve at every meeting of the stockholders.

                      DIRECTORS AND MEETINGS OF DIRECTORS

      24. The business of the Corporation shall be managed by a Board of Directors (herein the "Board of Directors" or the "Board") who shall exercise all the powers of the Corporation not reserved to or conferred on the stockholders by statute, the Certificate of Incorporation or the Bylaws of the Corporation.

      25. Except as otherwise fixed pursuant to the provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be as fixed from time to time by resolution of the Board adopted by the affirmative vote of at least two-thirds of the directors then in office, provided the number shall be not less than the minimum or more than the maximum number permitted by the Certificate of Incorporation, provided further that if no such minimum or maximum number is stated in the Certificate of Incorporation the number shall not be less than three nor more than 12. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. Directors shall be assigned to each class in accordance with a resolution or resolutions of the Board of Directors. The term of office of each director shall expire at the third Annual Meeting after election of the class to which he belongs. During the intervals between Annual Meetings of Stockholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or other incapacity, and any newly-created directorships resulting from an increase in the number of directors, shall be filled by a two-thirds vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurs. Each director chosen to fill a newly-created directorship shall hold office until the next election of the class for which such director shall have been chosen.

      26. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than 90 days prior to the anniversary date of the date of the immediately preceding annual meeting of stockholders. Notwithstanding the foregoing if an existing director is not standing for reelection to a directorship that is the subject of an election at such meeting, then a stockholder may make a nomination with respect to such directorship at anytime not later than the close of business on the tenth day following the date on which a written statement setting forth the fact that such directorship is to be elected and the name of the nominee proposed by the Board of Directors is first mailed to stockholders. Each notice of a nomination from a stockholder shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations); and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

      27. Any director may be removed from office as a director at any time, but only for cause (as set forth in the Certificate of Incorporation), by the affirmative vote of stockholders of record holding a majority of the outstanding shares of stock of the Corporation entitled to vote in elections of directors at a meeting of the stockholders called for that purpose.

      28. Regular meetings of the Board of Directors shall be held at such times and at such place or places as the directors shall, from time to time, determine at a prior meeting. Special meetings of the Board may be called by the Chairman of the Board or President of the Corporation and shall be called by either of said officers upon the written request of any two directors. Special meetings shall be held at the office of the Corporation or at such place as is stated in the notice of the meeting. No notice shall be required for regular meetings of the Board. Notices of special meetings shall be given by mail at least five days before the meeting or by telephone, telecopy or telegram at least 24 hours before the meeting. Notices may be waived. Notices need not include any statement of the purpose of the meeting.

      29. When all of the directors shall be present at any meeting, however called or notified, they may act upon any business that might lawfully be transacted at regular meetings of the Board, or at special meetings duly called, and action taken at such meetings shall be as valid and binding as if legally called and notified. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment to the full extent and with the same effect as authorized and permitted by Delaware law.

      30. One-third of the total number of the members of the Board of Directors (but in no event less than three directors) shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at any meeting at which there is a quorum present shall be the acts of the Board; provided, however, that the directors may act in such other manner, with or without a meeting, as may be permitted by the laws of the State of Delaware and provided further, that if all of the directors shall consent in writing to any action taken by the Corporation, such action shall be as valid as though it had been authorized at a meeting of the Board.

      31. Directors shall receive such compensation and reimbursement for expenses for attendance at meetings of the Board or of committees thereof and such other compensation as shall be fixed by a majority of the entire Board.

                            COMMITTEES OF DIRECTORS

      32. The Board of Directors shall establish an Audit Committee and a Compensation Committee, and may establish an Executive Committee, a Nominating Committee and such other committees as may be established by resolution of a majority of the whole Board. Each of such committees shall consist of one or more members of the Board. Members of committees of the Board of Directors shall be elected annually by vote of a majority of the Board. Presence of a majority of the committee members (not counting any ex-officio nonvoting members) shall constitute a quorum. Committees may act by majority vote of the voting members present at a meeting. Each of such committees shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in these Bylaws or by resolution of the Board of Directors. Each of such committees may authorize the seal of the Corporation to be affixed to any document or instrument. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. Meetings of committees may be called by any member of a committee by written, telegraphic or telephonic notice to all members of the committee and shall be held at such time and place as shall be stated in the notice of meeting.

Any member of a committee may participate in any meeting by means of conference telephone or similar communications equipment. In the absence or disqualification of a member of any committee the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum may, if deemed advisable, unanimously appoint another member of the Board to act at the meeting in the place of the disqualified or absent member. Each committee may fix such other rules and procedures governing conduct of meetings as it shall deem appropriate.

      33. The Executive Committee of the Board of Directors, if one is established, shall consist of not less than three directors. The Executive Committee shall have and exercise the authority of the Board of Directors between meetings of the Board, subject to such limitations and restrictions required by Delaware law or as the Board may impose in a resolution duly adopted by the Board.

      34. The Audit Committee shall consist of not less than two members of the Board of Directors. The Audit Committee shall be responsible for recommending to the entire Board engagement and discharge of independent auditors of the financial statements of the Corporation, shall review the professional service provided by independent auditors, shall review the independence of independent auditors, shall review with the auditors the plan and results of the auditing engagement, shall consider the range of audit and non-audit fees, shall review the adequacy of the Corporation's system of internal accounting controls, shall review the results of procedures for internal auditing and shall consult with the internal auditor of the Corporation with respect to all aspects of the Corporation's internal auditing program. In addition, the Audit Committee shall direct and supervise special investigations as deemed necessary by the Audit Committee.

      35. The Compensation Committee shall consist of not less than two members of the Board of Directors. The Compensation Committee shall recommend to the Board the compensation to be paid to officers and key employees of the Corporation and the compensation of members of the Board of Directors. Except as otherwise provided in any specific plan adopted by the Board, the Compensation Committee shall be responsible for administration of executive incentive compensation plans, stock option plans and other forms of direct or indirect compensation of officers and key employees, and each member of the Compensation Committee shall have the power and authority to execute and bind the Company to such documents, agreements and instruments related to such plans and compensation as are approved by the Compensation Committee. In the alternative, the Compensation Committee may authorize any officer of the Company to execute such documents, agreements and instruments on behalf of the Company. In addition, the Compensation Committee shall review levels of pension benefits and insurance programs for officers and key employees.

      36. The Nominating Committee, if one is established, shall recommend to the Board nominees for election as directors. The Nominating Committee shall consider performance of incumbent directors and shall recommend to the Board whether an incumbent director whose term expires shall be nominated for reelection.

      37. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of such committee.

                                   OFFICERS

      38. The Board of Directors shall elect a President and a Secretary, and may elect a Chairman of the Board, a Treasurer, one or more vice presidents, including one or more Senior Vice Presidents and Executive Vice Presidents and a Chief Financial Officer, a General Counsel, a Controller, one or more assistant secretaries and assistant treasurers, and such other officers as the Board of Directors shall deem appropriate. The Chairman of the Board shall be a director of the Corporation. Other officers need not be directors. One individual may be elected to and hold multiple offices.

      39. Officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer, agent or employee may be removed at any time, with or without cause, by the Board but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Vacancy occurring in any office or position at any time may be filled by the Board. All officers, agents and employees of the Corporation shall respectively have such authority and perform such duties in the conduct and management of the Corporation as may be delegated by the Board of Directors or by these Bylaws.

      40. Officers shall receive such compensation as may from time to time be determined by the Board of Directors. Agents and employees shall receive such compensation as may from time to time be determined by the Chief Executive Officer.

      41. The Chairman of the Board, if one is elected, may preside, or may direct that the President so preside, at all meetings of the stockholders and at all meetings of the directors. In the absence of the Chairman of the Board, or if no Chairman of the Board is elected, the President shall so preside. If the Board of Directors shall elect a person to be the Chairman of the Board and shall designate such person the Chief Executive Officer of the Corporation, the Chairman of the Board shall supervise and direct the operations of the business of the Corporation in accordance with the policies determined by the Board of Directors.

      42. Unless the Board of Directors shall have elected a Chairman of the Board of Directors and designated such person the Chief Executive Officer of the Corporation, the President shall be the Chief Executive Officer of the Corporation, supervising and directing the operations of the business of the Corporation in accordance with the policies determined by the Board of Directors. If the Board of Directors shall have elected a person as Chairman of the Board and designated such person as a Chief Executive Officer of the Corporation, the President shall be the Chief Operating Officer of the Corporation and shall be responsible for the general supervision and control of the business and the affairs of the Corporation subject to the directions of the Chairman of the Board and the Board of Directors. If the Board of Directors shall have elected a person Chairman of the Board and shall designate such person the Chief Executive Officer of the Corporation, the President, in the absence or incapacity of such Chairman of the Board, shall perform the duties of that office.

      43. A Vice President, if one is elected, in the absence or incapacity of the President, shall perform the duties of the President. If there be more than one Vice President, the Board of Directors shall designate the Vice President who is to perform the duties of the President in the event of his absence or incapacity. Each Vice President shall have such other duties and authority as shall be assigned by the Chief Executive Officer or may be delegated by the Board of Directors. The Executive Vice President and Chief Financial Officer, if one is elected, shall be responsible for and direct, either directly or indirectly through any Treasurer, Controller or Director of Data Processing of the Corporation, all treasury, accounting, cost and budgeting, and data collection functions. He will report directly to the President with a report and policy relationship to the Chairman of the Board and the Board of Directors.

      44. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and shall record all votes and minutes from all proceedings in a book to be kept for that purpose. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary; provided, however, that the affixing of the seal of the Corporation to any document or instrument specifically shall NOT be required in order for such document or instrument to be binding on or the official act of the Corporation, and the signature of any authorized officer, without the seal of the Corporation, shall be sufficient for such purposes. The Secretary shall perform such other duties and have such other authorities as are delegated to him by the Board of Directors.

      45. The Treasurer, if one is elected, shall be responsible for the care and custody of all funds and other financial assets, taxes, corporate debt, order entry and sales invoicing including credit memos, credit and collection of accounts receivable, cash receipts, and the banking and insurance functions of the Corporation. He shall report directly to and perform such other duties as shall be assigned by the Executive Vice President and Chief Financial Officer, if one is elected, or otherwise the President.

      46. The Controller, if one is elected, shall be responsible for the installation and supervision of all general accounting records of the Corporation, preparation of financial statements and the annual and operating budgets and profit plans, continuous audit of accounts and records of the Corporation, preparation and interpretation of statistical records and reports, taking and costing of all physical inventories and administering the inventory levels, supervision of accounts payable and cash disbursements function and hourly and salary payrolls. He shall report directly to and perform such other functions as shall be assigned him by the Executive Vice President and Chief Financial Officer, if one is elected, or otherwise the President.

      47. The Board of Directors of the Corporation may require any officer, agent or employee to give bond for the faithful discharge of his duty and for the protection of the Corporation, in such sum and with such surety as the Board deems advisable.

                     BANKING, CHECKS AND OTHER INSTRUMENTS

      48. The Board of Directors shall by resolution designate the bank or banks in which the funds of the Corporation shall be deposited, and such funds shall be deposited in the name of the Corporation and shall be subject to checks drawn as authorized by resolution of the Board of Directors.

      49. The Board of Directors may in any instance designate the officers and agents who shall have authority to execute any contract, conveyance, or other instrument on behalf of the Corporation; or may ratify or confirm any execution. When the execution of any instrument has been authorized without specification of the executing officer or agents, the Chairman of the Board, if designated as the Chief Executive Officer of the Corporation, President or any Vice President, and the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer may execute the same in the name and on behalf of the Corporation and may affix the corporate seal thereto; provided, however, that the affixing of the seal of the Corporation to any document or instrument specifically shall NOT be required in order for such document or instrument to be binding on or the official act of the Corporation, and the signature of any authorized officer, without the seal of the Corporation, shall be sufficient for such purposes.

                                  FISCAL YEAR

      50. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December.

                               BOOKS AND RECORDS

      51. The proper officers and agents of the Corporation shall keep and maintain such books, records and accounts of the Corporation's business and affairs and such stock ledgers and lists of stockholders as the Board of Directors shall deem advisable and as shall be required by the laws of the State of Delaware or other states or jurisdictions empowered to impose such requirements.

                                INDEMNIFICATION

      52. Each director or officer of the Corporation or a subsidiary of the Corporation who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "DGCL"), (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under the applicable provisions of the DGCL. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation or a subsidiary of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

      53. The indemnification and advancement of expenses provided in paragraph 52 of these Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders, vote of disinterested directors, insurance arrangement or otherwise, both as to action in his or her official capacity and as to action in another capacity.

                                  AMENDMENTS

      54. Except as otherwise provided in the Certificate of Incorporation, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any regular meeting of the stockholders or Board of Directors; or at any special meeting of the stockholders or Board of Directors. The Board of Directors may take such action by the vote of two-thirds of those Directors present and voting at a meeting where a quorum is present. Subject to applicable provisions of the Certificate of Incorporation, the stockholders may make new Bylaws, or adopt, alter, amend, or repeal Bylaws adopted by either the stockholders or the Board of Directors by the affirmative vote of the holders of not less than two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors.

                                                                      APPENDIX D

                          INTERLEUKIN GENETICS, INC.

                     2000 EMPLOYEE STOCK COMPENSATION PLAN

                          INTERLEUKIN GENETICS, INC.
                     2000 EMPLOYEE STOCK COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                       SECTION

ARTICLE I - PLAN

            Purpose........................................................1.1
            Term of Plan...................................................1.2

ARTICLE II - DEFINITIONS

            Affiliate......................................................2.1
            Award..........................................................2.2
            Award Agreement................................................2.3
            Board..........................................................2.4
            Change of Control..............................................2.5
            Code...........................................................2.6
            Committee......................................................2.7
            Company........................................................2.8
            Corporate Change...............................................2.9
            Disability....................................................2.10
            Employee......................................................2.11
            Exchange Act..................................................2.12
            Fair Market Value.............................................2.13
            Holder........................................................2.14
            Incentive Option..............................................2.15
            Mature Shares.................................................2.16
            Non-Employee Director.........................................2.17
            Nonqualified Option...........................................2.18
            Option........................................................2.19
            Option Agreement..............................................2.20
            Outside Director..............................................2.21
            Plan..........................................................2.22
            Restricted Stock..............................................2.23
            Restricted Stock Agreement....................................2.24
            Restricted Stock Award........................................2.25
            Retirement....................................................2.26
            Stock.........................................................2.27
            Ten Percent Stockholder.......................................2.28
            Voting Stock..................................................2.29

ARTICLE III - ELIGIBILITY

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

            Authority to Grant Awards......................................4.1
            Dedicated Shares; Maximum Awards...............................4.2
            Non-Transferability............................................4.3
            Requirements of Law............................................4.4
            Recapitalization or Reorganization of the Company..............4.5
            Election Under Section 83(b) of the Code.......................4.6

ARTICLE V - OPTIONS

            Type of Option.................................................5.1
            Exercise Price.................................................5.2
            Duration of Options............................................5.3
            Amount Exercisable.............................................5.4
            Exercise of Options............................................5.5
            Exercise on Termination of Employment..........................5.6
            Substitution Options...........................................5.7
            No Rights as Stockholder.......................................5.8

ARTICLE VI - RESTRICTED STOCK AWARDS

            Restricted Stock Awards........................................6.1
            Holder's Rights as Stockholder.................................6.2

ARTICLE VII - ADMINISTRATION

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE IX - MISCELLANEOUS

            No Establishment of a Trust Fund...............................9.1
            No Employment or Affiliation Obligation........................9.2
            Forfeiture ....................................................9.3
            Tax Withholding................................................9.4
            Written Agreement..............................................9.5
            Indemnification of the Committee and the Board.................9.6
            Gender.........................................................9.7
            Headings.......................................................9.8
            Other Compensation Plans.......................................9.9
            Other Options or Awards.......................................9.10
            Governing Law.................................................9.11

                                   ARTICLE I

                                     PLAN

           1.1 PURPOSE. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have responsibility for the management and growth of the Company and its Affiliates or other persons who provide services to the Company or any of its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue to serve the Company or any of its Affiliates.

           1.2 TERM OF PLAN. The Plan is effective          , 2000. The Plan
shall remain in effect until all Awards under the Plan have been satisfied or expired.

                                  ARTICLE II

                                  DEFINITIONS

            The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

           2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            2.2 "AWARD" means any Incentive Option, Nonqualified Option, or Restricted Stock Award granted under the Plan.

            2.3 "AWARD AGREEMENT" has the meaning ascribed to it in Section 9.5.

            2.4 "BOARD" means the board of directors of the Company.

            2.5 "CHANGE OF CONTROL" means the occurrence of any of the following after the date on which the applicable Award is granted:

            (i) the consummation of:

                  (x) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then- outstanding securities of the continuing or surviving entity immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization;

                  (y) any sale, lease, exchange or other transfer of all or
            substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then- outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

                  (z) the stockholders of the Company approve the dissolution of the Company.

                  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

            2.7 "COMMITTEE" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

            2.8 "COMPANY" means Interleukin Genetics, Inc, a Texas corporation.

            2.9 "CORPORATE CHANGE" shall have the meaning ascribed to it in
Section 4.5.

            2.10 "DISABILITY" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Holder was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Holder receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

            2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate.

            2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

            2.14 "HOLDER" means a person who has been granted an Award, or any person who is entitled to payment under an Award in accordance with the terms of the Plan.

            2.15 "INCENTIVE OPTION" means an Option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

            2.16 "MATURE SHARES" means shares of Stock that the Holder has held for at least six months.

            2.17 "NON-EMPLOYEE DIRECTOR" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

            2.18 "NONQUALIFIED OPTION" means an Option granted under the Plan other than an Incentive Option.

            2.19 "OPTION" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

            2.20 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

            2.21 "OUTSIDE DIRECTOR" means a member of the Board serving on the Committee who qualifies as an outside director as defined in Department of Treasury regulations promulgated under section 162(m) of the Code.

            2.22 "PLAN" means the Interleukin Genetics, Inc. 2000 Employee Stock Compensation Plan, as set forth in this document and as it may be amended from time to time.

            2.23 "RESTRICTED STOCK" means stock awarded or purchased under the Plan pursuant to a Restricted Stock Agreement.

            2.24 "RESTRICTED STOCK AGREEMENT" means the written agreement which sets out the terms of a Restricted Stock Award.

            2.25 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

            2.26 "RETIREMENT" means the termination of an Employee's employment relationship with the Company and all Affiliates after completing at least five years of service and attaining the age of 65.

            2.27 "STOCK" means the common stock of the Company, no par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

            2.28 "TEN PERCENT STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

            2.29 "VOTING STOCK" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

                                  ARTICLE III

                                  ELIGIBILITY

            The individuals who shall be eligible to receive Incentive Options shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Awards other than Incentive Options shall be those persons, including employees, consultants, advisors, directors and other persons, who have responsibility for the management and growth of the Company or any of its Affiliates or other persons providing services to the Company or any of its Affiliates as the Committee shall determine from time to time. The Board may designate one or more individuals who shall not be eligible to receive any Award under the Plan or under other similar plans of the Company.

                                  ARTICLE IV

                     GENERAL PROVISIONS RELATING TO AWARDS

            4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, Awards under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee.

            4.2 DEDICATED SHARES; MAXIMUM AWARDS. The total number of shares of Stock with respect to which Awards may be granted under the Plan is 2,000,000. The shares of Stock may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Options may be granted under the Plan is 500,000 shares. The total number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 500,000 shares. The maximum number of shares subject to Options which may be issued to any person under the Plan during any calendar year is 500,000 shares. The maximum number of shares subject to Restricted Stock Awards which may be granted to any person under the Plan during any calendar year is 500,000 shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

            If any outstanding Award expires or terminates for any reason or any Award is surrendered or cancelled, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

            4.3 NON-TRANSFERABILITY. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Award agreements or in domestic relations court orders, other Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award agreement may terminate the Award.

            4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws. In the event the Stock issuable on exercise of an Option or pursuant to any other Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

            4.5 RECAPITALIZATION OR REORGANIZATION OF THE COMPANY.

            The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Awards under this Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Award in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

            If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Award Agreement or as a result of the Board of Directors' effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and (y) no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder:

            (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate,

            (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of this Plan or the Award Agreements evidencing such Awards) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Awards for such shares,

            (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new Award substituted for some or all of their then outstanding Awards (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change,

            (4) provide that the number and class of shares of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award, or

            (5) make any adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

            In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

      In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

      The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

           4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Holder shall exercise the election permitted under section 83(b) of the Code without written approval of the Committee. Any Holder doing so may, in the discretion of the Committee, forfeit any or all Awards issued to him under the Plan.

                                   ARTICLE V

                                    OPTIONS

            5.1 TYPE OF OPTION. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000.00, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

            5.2 EXERCISE PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which Stock may be purchased under a Nonqualified Option shall be specified in an Optionee's Option Agreement, and may be more or less than 100% of the Fair Market Value of the shares of Stock on the date the Option is granted.

            5.3 DURATION OF OPTIONS. The Option Agreement shall specify the term of the Option; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

            5.4 AMOUNT EXERCISABLE. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Option Agreement expressly specifies otherwise, an Option shall not continue to vest after the Optionee's severance of employment or affiliation relationship with the Company and all Affiliates for any reason. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control. Otherwise, a Change of Control shall not effect the exercisability of the Option, except as set forth in SECTION 4.5 hereof.

            5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, and/or any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.

            The Committee may, in its sole discretion, permit a Holder to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

            An Option may not be exercised for a fraction of a share of Stock.

            5.6 EXERCISE ON TERMINATION OF EMPLOYMENT OR AFFILIATION.

            (a) TERMINATION OF EMPLOYMENT OTHER THAN AS A RESULT OF RETIREMENT, DEATH OR DISABILITY. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than three months after the severance of employment or affiliation relationship between the Holder and the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Committee at that time.

            (b) RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than one year after the Retirement of the Holder.

            (c) DEATH. After the death of the Holder, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Holder, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

            (d) DISABILITY. If, before the expiration of an Option, the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates due to Disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date of his severance due to Disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates for Disability, the Holder shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his severance of employment or affiliation due to Disability, unless it is expressly provided otherwise in the Option Agreement.

            (e) EMPLOYMENT WITH AN ENTITY IN A SECTION 424(A) TRANSACTION. In determining the employment relationship between the Company and or any Affiliate and an Employee, employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies shall be considered employment by the Company or an Affiliate.

           5.7 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

           5.8 NO RIGHTS AS STOCKHOLDER. No Holder shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                  ARTICLE VI

                            RESTRICTED STOCK AWARDS

           6.1 RESTRICTED STOCK AWARDS. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to shares of Restricted Stock, the Committee may issue such instructions to the Company's stock transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions.

            Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

           6.2    HOLDER'S RIGHTS AS STOCKHOLDER.

            (a) From the date a Restricted Stock Award is granted, the Holder shall have the right to receive all cash dividends or other distributions paid or made with respect to the shares of Stock subject to the Award.

            (b) Commencing on the date of the transfer of shares of Restricted Stock to a Holder on the books of the Company pursuant to an Award, the Holder shall have the right to vote the shares subject to the Award.

                                  ARTICLE VII

                                ADMINISTRATION

            The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

            (a) determine the persons to whom and the time or times at which Awards will be made,

            (b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan,

            (c) determine the terms, provisions and conditions of each Award, which need not be identical,

            (d) accelerate the time at which any outstanding Option may be exercised, or Restricted Stock Award will vest,

            (e) define the effect, if any, on an Award of the death, disability, retirement, or termination of employment or affiliation relationship between the Holder and the Company and Affiliates,

            (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

            (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                 ARTICLE VIII

                       AMENDMENT OR TERMINATION OF PLAN

            The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion. The Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                  ARTICLE IX
                                 MISCELLANEOUS

           9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

           9.2 NO EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

           9.3 FORFEITURE. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Holder's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

            The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate, and the extent of the Holder's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

           9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, a Holder may use shares of

Stock received by the Holder upon the exercise of a Nonqualified Option to satisfy any required tax withholding obligations of the Company or an Affiliate that result from the exercise. The Committee may, in its discretion, permit a Holder to satisfy any tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal the Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Holder of the Restricted Stock Award with the shares of Stock made available for delivery. The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the Holder's right, title and interest in such Restricted Stock shall terminate. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

           9.5 WRITTEN AGREEMENT. Each Award shall be embodied in a written agreement ("Award Agreement") which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Holder, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

           9.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

           9.7 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

           9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

           9.9 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

           9.10 OTHER OPTIONS OR AWARDS. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously `granted.

            9.11 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Delaware.

                            INTERLEUKIN GENETICS, INC.

                PROXY-- ANNUAL MEETING OF SHAREHOLDERS-- JUNE 5, 2000


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Please mark, sign, date and return in the enclosed envelope.

                  The undersigned shareholder of Interleukin Genetics, Inc. (the
P           "Company") hereby appoints Kenneth S. Kornman and Philip R. Reilly,
R           or each of them, proxies of the undersigned with full power of
O           substitution to vote at the Annual Meeting of Shareholders of the
X           Company to be held on Monday, June 5, 2000, at 10:00 a.m., Central
Y           Time, at the Company's executive offices, located at 100 N.E. Loop
            410, Suite 820, San Antonio, Texas 78216 and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:

        (1)   ELECTION OF DIRECTORS

            [ ]   FOR                     [ ]   WITHHOLD AUTHORITY
            all nominees listed below     to vote for all nominees listed below
            (except as marked below)

            Philip R. Reilly        Thomas A. Moore         Gary L. Crocker
            Kenneth S. Kornman      Edward M. Blair, Jr.

        INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      DRAW A LINE THROUGH OR STRIKE OUT THAT NOMINEE'S NAME AS SET FORTH ABOVE.

        (2) TO CONSIDER AND ACT UPON A PROPOSAL TO EFFECT A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY

            [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN

        (3) TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS OF THE COMPANY WHEN THE CHANGE IN ITS STATE OF INCORPORATION, PROPOSED ABOVE, OCCURS

            [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

       (4) TO CONSIDER AND ACT UPON A PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK COMPENSATION PLAN

            [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

        (5) TO CONSIDER AND ACT UPON A PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

            [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

        (6) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof;

            all as more particularly described in the Proxy Statement dated May 3, 2000, relating to such meeting, receipt of which is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.


                              __________________________________________________

                              __________________________________________________
                                        Signature of Shareholder(s)

                              Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.

                              Dated _____________________________________, 2000.

                                       -2-